Exhibit (a)(1)(ii)

Sunstone Hotel Partnership, LLC

LETTER OF TRANSMITTAL AND CONSENT

To Tender Notes and Deliver Consents in Respect of

4.60% Exchangeable Senior Notes due 2027

(CUSIP No. 86801FAA4)

Pursuant to the Offer to Purchase and Consent Solicitation Statement, dated April 17, 2009 (the “Offer to Purchase”)

THE TENDER OFFER AND CONSENT SOLICITATION (EACH AS DEFINED BELOW) WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 14, 2009, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION TIME”).

The Depositary for the Offer is:

Global Bondholder Services Corporation

By Registered or Certified Mail, Hand or by Overnight Courier:

65 Broadway, Suite 723

New York, New York 10006

Attention: Corporate Actions

Banks and Brokers: (212) 430-3774

Toll Free: (866) 857-2200

(For Eligible Institutions Only)

Facsimile: (212) 430-3775

Confirmation: (212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (THIS “LETTER OF TRANSMITTAL”) TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS HERETO SHOULD BE USED ONLY TO TENDER OR TO DELIVER CONSENTS IN RESPECT OF, THE OPERATING PARTNERSHIP’S 4.60% EXCHANGEABLE SENIOR NOTES DUE 2027 (THE “NOTES”) PURSUANT TO THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

The Offer to Purchase and this Letter of Transmittal should be read carefully and in their entireties before this Letter of Transmittal is completed.

All terms used and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

A holder of Notes has the following three options in connection with the Offer:

1.      tender any or all of its Notes for a cash purchase price equal to $600 per $1,000 principal amount of the Notes validly tendered and not validly withdrawn (which includes a consent fee of $5 per $1,000 principal amount of the Notes) (the “Total Tender Consideration”), plus accrued and unpaid interest to, but excluding, the date on which payment for purchased Notes is made;

2.      deliver only Consents related to any or all of its Notes for a cash consent fee equal to $5 per $1,000 principal amount of the Notes as to which a valid Consent is delivered and not revoked (the “Consents Only Consideration”); or

3.      not tender any of its Notes and not deliver Consents with respect to any of its Notes.

Holders of Notes may deliver their Consents without tendering the related Notes. Holders that validly tender their Notes pursuant to the Tender Offer will be required to and will be deemed to have validly delivered their related Consents in respect of such tendered Notes; therefore holders cannot validly tender their Notes without validly delivering the Consents related to such tendered Notes.

Holders who desire to deliver Consents but not tender the related Notes must indicate in an Agent’s Message that such holders elect to deliver Consents related to their Notes but not to tender such Notes.

The Operating Partnership’s obligation to accept for purchase and pay the Total Tender Consideration for Notes validly tendered and not validly withdrawn on or prior to the Expiration Time and the Operating Partnership’s obligation to pay the Consents Only Consideration for Consents validly delivered and not validly revoked without the tender of the related Notes on or prior to the Expiration Time are conditioned upon the conditions to the Offer discussed under “The Offer—Conditions to the Offer” in the Offer to Purchase being satisfied or waived on or prior to the Expiration Time. The Operating Partnership’s obligation to pay the Consents Only Consideration for Consents validly delivered and not validly revoked without the tender of the related Notes on or prior to the Expiration Time is further conditioned upon the receipt on or prior to the Expiration Time of valid unrevoked Consents from holders of at least a majority in aggregate principal amount of Notes outstanding (including Consents that are deemed validly delivered by holders who have validly tendered their Notes pursuant to the Tender Offer, but excluding any Notes held by the Operating Partnership, Sunstone, the Subsidiary Guarantors and our affiliates) (the “Requisite Consents”). Subject to the conditions discussed under “The Offer—Conditions to the Offer” in the Offer to Purchase being satisfied or waived on or prior to the Expiration Time, the Operating Partnership will pay the Total Tender Consideration (including the consent fee included therein) and accrued and unpaid interest to each Tendering Holder whose Notes are purchased in the Offer, whether or not the Requisite Consents are received.

Subject to applicable law, the Operating Partnership reserves the right to (1) extend the Offer; (2) waive any and all conditions to or amend the Offer in any respect; or (3) terminate the Offer. Any extension, waiver, amendment or termination will be followed as promptly as practicable by a public announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day after the last previously scheduled Expiration Time.

Any holder desiring to validly tender its Notes (and thereby deliver Consents in respect of such tendered Notes) must either (i) in the case of a holder who holds physical certificates, complete and sign this Letter of Transmittal, in accordance with the instructions set forth herein and mail or deliver it or a facsimile copy thereof, together with the certificates evidencing the Notes and any other documents required by this Letter of Transmittal to Global Bondholder Services Corporation (the “depositary”); or (ii) in the case of a beneficial owner who holds Notes in book-entry form, request its broker, dealer, commercial bank, trust company or other nominee to effect the transaction for the holder of Notes (in which case this Letter of Transmittal is being supplied only for informational purposes). Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact their broker, dealer, commercial bank, trust company or other nominee if they desire to tender their Notes (and thereby deliver Consents in respect of such tendered Notes) so registered.

Participants in The Depository Trust Company (“DTC”) that hold Notes on behalf of beneficial owners of Notes must tender their Notes through the DTC Automated Tender Offer Program (“ATOP”) by following the procedures set forth under “The Offer—Procedures for Tendering Notes and Delivering Consents—Tendering Holders” in the Offer to Purchase. Please note that if Notes are held by a custodian, the custodian may have an earlier deadline for tendering the Notes pursuant to the Tender Offer or delivering Consents pursuant to the Consent Solicitation.

The depositary and DTC have confirmed that the Offer is eligible for ATOP. To validly tender Notes that are held through DTC, DTC participants must electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance and send an Agent’s Message to the depositary for its acceptance. The Agent’s Message must be received on or prior the Expiration Time to validly deliver Consents. Delivery of validly tendered Notes must be made to the depositary pursuant to the book-entry delivery procedures set forth below and in the Offer to Purchase. Tendering Holders that transmit their acceptance through ATOP shall be deemed to have validly delivered related Consents to the Proposed Amendment and to the execution and delivery of the Supplemental Indenture if such transmittance is received on or prior to the Expiration Time.

For a description of certain procedures to be followed in order to validly tender Notes and validly deliver Consents (through ATOP or otherwise) and in order to validly deliver Consents without tendering the related Notes, see “The Offer—Procedures for Tendering Notes and Delivering Consents” in the Offer to Purchase and the instructions to this Letter of Transmittal.

There are no guaranteed delivery provisions in connection with the Offer. The method of delivery of Notes, Consents and other documents to the depositary, including delivery through DTC and any acceptance of an Agent’s Message transmitted through ATOP, is at the election and risk of the holder, and delivery will be deemed made when actually received by the depositary. Instead of effecting delivery by mail, it is recommended that holders use an overnight or hand delivery service. If such delivery is by mail, it is recommended that holders use registered mail, validly insured, with return receipt requested. In all cases, sufficient time should be allowed to ensure delivery to the depositary on or prior to the Expiration Time.

Any holder desiring to validly deliver its Consents without tendering the related Notes must request its broker, dealer, commercial bank, trust company or other nominee to effect the transaction for the holder of Notes using DTC’s ATOP system. In connection with the delivery of a Consent without tendering Notes, by delivering a Consent using DTC’s ATOP system, the beneficial owner and registered holder will be deemed to have delivered the Consent specified in this Letter of Transmittal in accordance with the terms hereof.

Notes validly tendered may be withdrawn and Consents validly delivered may be revoked at any time on or prior to the Expiration Time. If the Operating Partnership has not accepted for payment validly tendered Notes, holders may also withdraw their Notes after 12:00 midnight, New York City time, on June 15, 2009. A valid withdrawal of tendered Notes will revoke Consents in respect of such tendered Notes. Consents validly delivered in connection with a valid tender of Notes cannot be revoked without a valid withdrawal of the related Notes. Accordingly, a purported revocation of Consents validly delivered in connection with a tender of Notes without a concurrent valid withdrawal of the related Notes will not render the tender of Notes or Consents in respect of such tendered Notes defective.

Notes validly withdrawn may thereafter be validly re-tendered (and Consents thereby validly re-delivered) and Consents validly revoked may thereafter be validly re-delivered at any time on or prior to the Expiration Time by following the procedures described under “The Offer—Procedures for Tendering Notes and Delivering Consents” in the Offer to Purchase.

THIS LETTER OF TRANSMITTAL CONSTITUTES NEITHER AN OFFER TO PURCHASE NOTES NOR A SOLICITATION OF CONSENTS IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE AN OFFER OR SOLICITATION UNDER APPLICABLE LAWS.

TENDER OF NOTES AND DELIVERY OF CONSENTS

☐	CHECK HERE IF THE UNDERSIGNED HOLDER IS TENDERING NOTES AND DELIVERING THE RELATED CONSENTS*

☐	CHECK HERE IF THE UNDERSIGNED HOLDER IS DELIVERING CONSENTS WITHOUT TENDERING THE RELATED NOTES*

* If no box is checked above, but this Letter of Transmittal is executed and delivered to the depositary, the undersigned will be deemed to have delivered Consents with respect to the Notes as to which this Letter of Transmittal relates but will not be deemed to have tendered such Notes.

If Notes are being tendered or Consents are being delivered by book-entry transfer made to the account maintained by the DTC, complete the following:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered/Consented:

List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes pursuant to the Offer will be accepted only in principal amounts of $1,000 or integral multiples thereof. Valid deliveries of Consents by holders not tendering the Notes related to such Consents may only be made in principal amounts of $1,000 or an integral multiple thereof. No alternative, conditional or contingent tenders or consents will be accepted.

DESCRIPTION OF NOTES TENDERED/CONSENTED(1)

Name(s) and Address(es) of Record Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)(2)	Aggregate Principal Amount of Notes Represented by Certificate(s)(2)	Total Principal Amount Tendered and/or as to which Consents are Delivered(3)

Total Principal Amount:

(1)	You must consent to the Proposed Amendment and to the execution and delivery of the Supplemental Indenture with respect to all Notes that you are tendering. Completion of this Letter of Transmittal on or prior to the Expiration Time will constitute the valid tender of all Notes and the valid delivery of the related Consents with respect to all such Notes.

(2)	Need not be completed by holders of Notes tendering by book-entry transfer or in accordance with ATOP procedure for transfer (see below).

(3)	Unless otherwise specified in the column labeled “Total Principal Amount Tendered and/or as to which Consents are Delivered” and subject to the terms and conditions of the Offer to Purchase, it will be assumed that (1) the entire principal amount represented by the Notes described above is being tendered and Consents with respect thereto are being given or (2) in relation to Consents delivered without the related Notes being tendered, a Consent is being given with respect to the entire principal amount. A Tendering Holder will be required to and will be deemed to have delivered Consents with respect to all such tendered Notes.

If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Notes tendered and/or Consents delivered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Notes. The Notes and the principal amount of the Notes that the undersigned wishes to tender and/or as to which Consents are delivered should be indicated in the appropriate boxes above.

THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL IN CONNECTION WITH THE TENDER OF NOTES (INCLUDING BY BOOK-ENTRY TRANSFER) WILL BE DEEMED TO CONSTITUTE THE CONSENTS OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENT AND TO THE EXECUTION AND DELIVERY OF THE SUPPLEMENTAL INDENTURE WITH RESPECT TO THE NOTES SO TENDERED.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Sunstone Hotel Partnership, LLC (the “Operating Partnership”), a Delaware limited liability company and wholly owned subsidiary of Sunstone Hotel Investors, Inc. (“Sunstone”), a Maryland corporation, the aggregate principal amount of Notes indicated in this Letter of Transmittal in the table above under “Description of Notes Tendered/Consented” under the column heading “Total Principal Amount Tendered and/or as to which Consents are Given” upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase, receipt of which is hereby acknowledged, and (in the case of Tendering Holders)/or (in the case of holders delivering Consents without tendering the Notes to which such Consents relate), the undersigned hereby delivers Consents to the Proposed Amendment to the Indenture and to the execution and delivery of a Supplemental Indenture effecting the Proposed Amendment with respect to the principal amount of Notes so indicated (or, if nothing is indicated, with respect to the entire principal amount represented by the Notes described in such table).

Terms used and not defined herein shall have the meanings ascribed to them in the Offer to Purchase.

The undersigned acknowledges and agrees that the tender of Notes made hereby may not be withdrawn (nor may the related Consents be revoked), and the delivery of Consents delivered hereby without tendering the related Notes may not be revoked, except in accordance with the procedures and conditions for withdrawal or revocation set forth in the Offer to Purchase under “The Offer—Withdrawal of Tenders and Revocation of Consents; Absence of Appraisal Rights.”

Subject to, and effective upon, acceptance for purchase of, and payment for, the principal amount of any Notes tendered hereby in accordance with the terms of the Offer to Purchase (including, if the Tender Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby: (i) irrevocably sells, assigns and transfers to, or upon the order of, the Operating Partnership, all right, title and interest in and to all Notes that are being tendered hereby; (ii) waives any and all rights with respect to the Notes (including any existing or past defaults and their consequences in respect of the Notes and the Indenture); (iii) releases and discharges the Operating Partnership from any and all claims the undersigned may have now, or may have in the future arising out of, or related to, the Notes (including any claims that such holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes); and (iv) irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the depositary also acts as the agent of the Operating Partnership) with respect to any such tendered Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Operating Partnership, (b) present such Notes for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the depositary will have no rights to, or control over, funds from the Operating Partnership, except as agent for the undersigned as a tendering and/or consenting holder for the Total Tender Consideration plus accrued and unpaid interest to, but excluding, the date on which payment for purchased Notes is made or the Consents Only Consideration, as the case may be) and (d) deliver to the Operating Partnership this Letter of Transmittal as evidence of the undersigned’s Consents to the Proposed Amendment and execution and delivery of the Supplemental Indenture and as certification that the Requisite Consents have been received, all in accordance with the terms of the Offer to Purchase.

The undersigned acknowledges and agrees that, by the execution and delivery of this Letter of Transmittal, the undersigned delivers its Consents, with respect to the principal amount of Notes tendered hereby (or tendered through ATOP) or its Consents related to Notes not tendered, to the Proposed Amendment and execution and delivery of the Supplemental Indenture. The undersigned recognizes that the Operating Partnership intends to execute and deliver the Supplemental Indenture effecting the Proposed Amendment promptly following the

Expiration Time and prior to the acceptance for purchase of any Notes pursuant to the Offer, assuming that the Requisite Consents are received.

The undersigned acknowledges and agrees that any Consents validly delivered pursuant to the valid tender of Notes or the delivery of Consents relating to Notes not tendered shall remain in full force and effect unless and until such Consents are validly revoked on or prior to the Expiration Time in accordance with the procedures set forth in the Offer to Purchase under “The Offer—Withdrawal of Tenders and Revocation of Consents; Absence of Appraisal Rights.” The undersigned further acknowledges and agrees that tendered Notes may not be validly withdrawn after the Expiration Time, except that after the Expiration Time, such tenders of Notes may be validly withdrawn or revoked after 12:00 midnight, New York City time, on June 15, 2009, if the Operating Partnership has not accepted for payment such tendered Notes.

The undersigned acknowledges and agrees that, under certain circumstances and subject to the conditions specified in the Offer the Purchase and this Letter of Transmittal (each of which the Operating Partnership may waive), the Operating Partnership may not be required to accept for payment any of the Notes validly tendered. Any Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled “A. Special Delivery Instructions.”

The undersigned hereby represents and warrants and covenants, in connection with any tender of Notes effected by execution and delivery of this Letter of Transmittal, that the undersigned (i) owns the Notes tendered and is entitled to tender such Notes and (ii) has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to the deliver the Consents delivered herein and that, when the same are accepted for payment by the Operating Partnership, the Operating Partnership will acquire good, marketable and unencumberable title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claims.

The undersigned hereby represents and warrants and covenants, in connection with the delivery of Consents, that the undersigned (i) owns the Notes with respect to which the Consents are delivered and (ii) has all power and authority to deliver Consents with respect to such Notes.

The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or the Operating Partnership to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby or to perfect the undersigned’s Consents to the Proposed Amendment and to complete the execution and delivery of the Supplemental Indenture.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, administrators, trustees in bankruptcy, successors and assigns of the undersigned and any subsequent transferees of the Notes.

The undersigned, in consideration for the purchase of the Notes pursuant to the Offer, hereby waives, releases, forever discharges and agrees not to sue the Operating Partnership or its former, current or future directors, officers, employees, agents, subsidiaries, affiliates, members, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. Federal securities laws in connection with the Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Operating Partnership as a result of or in any manner related to any prior non-compliance of the terms of the Indenture or in any manner related to: (i) the undersigned’s disposition of the Notes pursuant to the Offer; (ii) any decline in the value of the Notes up to and including the Expiration Time (and thereafter, to the extent the undersigned retains Notes after the Proposed Amendment becomes effective); (iii) the undersigned’s delivery of the related Consents pursuant to the Offer; or (iv) the effectiveness or impact of the Proposed Amendment.

The undersigned hereby acknowledges and agrees that: (i) all questions as to the form of all documents and the validity (including the time of receipt), eligibility, acceptance and withdrawal of tendered Notes and revocation of delivered Consents will be determined by the Operating Partnership in its sole discretion; (ii) the Operating Partnership expressly reserves the absolute right to reject any and all tenders of Notes, deliveries of Consents, notices of withdrawal or notices of revocation not in proper form and to determine whether the acceptance of or payment by it for such tenders of Notes, deliveries of Consents, notices of withdrawal or notices of revocation would be unlawful and, subject to applicable law, to waive or amend any of the conditions to the Offer or to waive any defect or irregularity in the tender of any of the Notes, the delivery of any Consents, any notice of withdrawal or any notice of revocation; (iii) the Operating Partnership reserves the absolute right in its sole discretion to waive any of the conditions of the Offer or any defect or irregularity in the tender of Notes, the delivery of Consents, any notice of withdrawal or any notice of revocation of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders; (iv) a waiver of any defect or irregularity by the Operating Partnership with respect to the tender of a Note, the delivery of a Consent or the treatment of a notice of withdrawal or notice of revocation shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Note, the delivery of any other Consent or the treatment of any other notice of withdrawal or notice of revocation; (v) any determination by the Operating Partnership as to the validity, form, eligibility and acceptance of Notes for payment, or any interpretation by the Operating Partnership as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by Holders or otherwise, to the judgment of a court of competent jurisdiction; (vi) none of the Operating Partnership, Sunstone, the dealer manager and solicitation agent, the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification; (vii) no tender of Notes, delivery of Consents, notice of withdrawal or notice of revocation will be deemed to have been validly made until all defects and irregularities with respect to such Notes, Consents, notice of withdrawal or notice of revocation have been cured or waived; (viii) it will comply with all applicable U.S. Federal withholding tax obligations in connection with payment it receives pursuant to the Tender Offer and Consent Solicitation and subsequently remits to the beneficial owners of the Notes; and (ix) interpretation of the terms and conditions of the Offer will be made by the Operating Partnership in its sole discretion and will be final and binding on all parties.

The undersigned acknowledges and agrees that, without limiting the generality or effect of the foregoing, upon the purchase of Notes tendered pursuant to the Offer, the Operating Partnership shall obtain all rights relating to the undersigned’s ownership of Notes (including, without limitation, the right to all interest payable on the Notes) and any and all claims relating thereto.

The undersigned acknowledges and agrees that tenders of Notes or deliveries of Consents pursuant to any of the procedures described under “The Offer—Procedures for Tendering Notes and Delivering Consents” in the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Operating Partnership upon the terms and subject to the conditions set forth in the Offer to Purchase, including the Operating Partnership’s right to amend such terms and conditions. Such agreement shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise indicated herein under “A. Special Delivery Instructions,” the undersigned hereby requests that any Notes representing principal amounts not validly tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Notes validly tendered hereby and any Consents validly delivered hereby be issued to the order of, and delivered to, the undersigned.

In the event that the “A. Special Delivery Instructions” box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Operating Partnership has no obligation pursuant to the “A. Special Delivery Instructions” box to transfer any

Notes from the names of the registered holder(s) thereof if the Operating Partnership does not accept for purchase any of the principal amount of such Notes so tendered or if provision for payment of any applicable transfer taxes is not made. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Notes validly tendered and Consents validly delivered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated. In the event that the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Transmittal has been completed, the Operating Partnership’s obligation to honor such instructions shall be subject to the holder providing satisfactory evidence to the Operating Partnership that all transfer taxes payable as a result of such instructions have been paid by such holder. See Instruction 5.

A. SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1 and 2)		B. SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 2 and 3)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or checks for consideration payable pursuant to the Offer are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that show in the box entitled “Description of Notes Tendered/Consented” within this Letter of Transmittal.

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase or checks for consideration payable pursuant to the Offer are issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes Tendered/Consented” within this Letter of Transmittal.

DELIVER:	☐ NOTES	ISSUE:	☐ NOTES

	☐ CHECK		☐ CHECK

Name:		Name:
	(Please Print)		(Please Print)

Address:		Address:

	(Include Zip Code)		(Include Zip Code)

	(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)		(Tax Identification or Social Security Number) (See Substitute Form W-9 herein)

☐	Check here to direct a credit of Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC.

DTC Account No.

Number of Account Party:

IMPORTANT

HOLDER(S) OF NOTES SIGN HERE

(SEE INSTRUCTIONS 1 AND 2)

(PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

(This page is to be completed and signed by all tendering and consenting holders of Notes except holders executing the tender and consent through ATOP.)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders Notes and/or delivers related Consents in the principal amount of Notes listed in the box above labeled “Description of Notes Tendered/Consented” under the column heading “Total Principal Amount Tendered and/or as to which Consents are Given.” If nothing is indicated under the column heading “Total Principal Amount Tendered and/or as to which Consents are Given,” the undersigned will be deemed to have tendered Notes and/or delivered Consents with respect to the entire aggregate principal amount represented by the Notes described in such box.

(Signature(s) of Record Holder(s) or Authorized Signatory)

(Must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Notes or as to which Consents are delivered or, if the Notes are tendered or Consents delivered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):
(Please Print)

Capacity (Full Title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(See Substitute Form W-9)

MEDALLION SIGNATURE GUARANTEE (ONLY IF REQUIRED—SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor:

Name:

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:
[Place Seal Here]

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered and/or Consents delivered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

If any of the Notes tendered hereby or related Consents delivered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any of the Notes tendered hereby or related Consents delivered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Operating Partnership of such person’s authority to so act must be submitted with this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered holders of the Notes tendered hereby or related to the Consents delivered hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

Unless this Letter of Transmittal is signed by the record holder(s) of the Notes tendered hereby or related to the Consents delivered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes), such Notes must be endorsed or accompanied by appropriate instruments of transfer, and be accompanied by a duly completed proxy entitling the signer to deliver Consents with respect to such Notes on behalf of such record holder(s) (or such participant), and each such endorsement, instrument of transfer or proxy must be signed exactly as the name or names of the record holder(s) appear on the Notes (or as the name of such participant appears on a security position listing as the owner of such Notes); signatures on each such endorsement, instrument of transfer or proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of a firm that is a member of a registered national securities exchange or Financial Industry Regulatory Authority, Inc. or is a commercial bank or trust company having an office in the United States (each, an “Eligible Institution”).

2. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Notes tendered hereby or related Consents delivered hereby are tendered by or relate to Consents delivered by a record holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) and neither the box entitled “A. Special Delivery Instructions” or the box entitled “B. Special Payment Instructions” on this Letter of Transmittal has been completed or (b) such Notes are tendered or such Consents related to Notes not tendered are delivered for the account of an Eligible Institution. See Instruction 1.

3. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the information agent at its telephone number set forth on the back cover of the Offer to Purchase. A holder may also contact the dealer manager and solicitation agent at the address and telephone number set forth on the back cover of this Letter of Transmittal or such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

4. Partial Tenders. Tenders of Notes and/or deliveries of Consents will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Note is tendered or Consents are being delivered for less than the entire principal amount of Notes held by such holder, the holder should fill in the principal amount of Notes tendered and/or for which Consents are delivered in the fourth column of the box entitled “Description of Notes Tendered/Consented” above. The entire principal amount of Notes delivered to the depositary (and the Consents related to such tendered Notes) will be deemed to have been tendered and related Consents delivered therefore unless otherwise indicated. The entire principal amount of the Notes that relate to Consents delivered without the related Consents being tendered will be deemed to have delivered Consents relating thereto unless otherwise indicated. If the entire principal amount of all Notes is not tendered, then substitute Notes for the principal amount of Notes not tendered and purchased pursuant to the Offer will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Notes are accepted for partial tender.

5. Special Payment and Special Delivery Instructions; Transfer Taxes. The undersigned should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Total Tender Consideration or Consents Only Consideration are to be sent or issued, if different from the name and address of the undersigned. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not validly tendered or not accepted for purchase will be returned, and checks for payment of the Total Tender Consideration or Consents Only Consideration will be sent, to the undersigned.

Tendering Holders of Notes purchased and Consents Only Holders who receive payment for their Consents in the Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to the purchase of their Notes unless the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal has been completed. In the event that the box entitled “Special Payment Instructions” and/or the box entitled “Special Delivery Instructions” on this Letter of Transmittal has been completed, the Operating Partnership’s obligation to honor such instructions shall be subject to the holder providing satisfactory evidence to the Operating Partnership that all transfer taxes payable as a result of such instructions have been paid by such holder.

6. Waiver of Conditions; Amendment; Termination. Subject to applicable law, the Operating Partnership reserves the right to (1) extend the Offer; (2) waive any and all conditions to or amend the Offer in any respect; or (3) terminate the Offer.

7. Substitute Form W-9. Each tendering or consenting holder (or other payee) is required (i) to provide the depositary with a correct taxpayer identification number (“TIN”), generally the holder’s Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder (or other payee) is not subject to backup withholding or (ii) to otherwise establish a basis for exemption from backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering or consenting holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and 28% federal income tax backup withholding on any payment. If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the depositary by the time of payment, the depositary must backup withhold 28% of the payments made to such holder.

8. Irregularities. All questions as to the form of all documents and the validity (including the time of receipt), eligibility, acceptance and withdrawal of tendered Notes and delivered Consents will be determined by the Operating Partnership in its sole discretion. The Operating Partnership expressly reserves the absolute right (a) to reject any and all tenders of Notes, deliveries of Consents, notices of withdrawal or notices of revocation not in proper form and to determine whether the acceptance of or payment by it for such tenders of Notes, deliveries of Consents, notices of withdrawal or notices of revocation would be unlawful and (b) subject to applicable law, to waive or amend any of the conditions to the Offer or to waive any defect or irregularity in the tender of any of the Notes, the delivery of any Consents, any notice of withdrawal or any notice of revocation. We also reserve the absolute right in our sole discretion to waive any of the conditions of the Offer or any defect or irregularity in the tender of Notes, the delivery of Consents, any notice of withdrawal or any notice of revocation of any particular holder, whether or not similar conditions, defects or irregularities are waived in the case of other holders. A waiver of any defect or irregularity with respect to the tender of a Note, the delivery of a Consent or the treatment of a notice of withdrawal or notice of revocation shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Note, the delivery of any other Consent or the treatment of any other notice of withdrawal or notice of revocation. Any determination by the Operating Partnership as to the validity, form, eligibility and acceptance of Notes for payment, or any interpretation by the Operating Partnership as to the terms and conditions of the Offer, is subject to applicable law and, if challenged by Holders or otherwise, to the judgment of a court of competent jurisdiction. None of the Operating Partnership, Sunstone, the dealer manager and solicitation agent, the depositary, the information agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. No tender of Notes, delivery of Consents, notice of withdrawal or notice of revocation will be deemed to have been validly made until all defects and irregularities with respect to such Notes, Consents, notice of withdrawal or notice of revocation have been cured or waived. Any Notes received by the depositary that are not validly tendered and as to which irregularities have not been cured or waived will be returned by the depositary to the appropriate tendering holder as soon as practicable. Interpretation of the terms and conditions of the Offer will be made by the Operating Partnership in its sole discretion and will be final and binding on all parties.

9. Mutilated, Lost or Destroyed Certificates For Notes. Any holder whose certificates for Notes have been mutilated, lost, stolen or destroyed shall contact the depositary for further instruction at the address or telephone number set forth on the back cover of the Offer to Purchase.

IMPORTANT TAX INFORMATION

Under U.S. Federal income tax laws, a tendering or consenting holder is required to provide the depositary (as payer) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below or otherwise establish a basis for exemption from a 28% backup withholding tax. Certain holders (including, among others, all corporations and certain foreign persons) are exempt from these backup withholding requirements. Exempt holders should furnish their TIN, check the “Exempt” box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the depositary. A foreign person, including entities, may qualify as an exempt recipient by submitting to the depositary a properly completed IRS Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that holder’s foreign status. The applicable Form W-8 can be obtained from the depositary. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. If such holder is an individual, the TIN is generally his or her Social Security number (“SSN”). If the depositary is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments made with respect to Notes tendered or Consents delivered pursuant to the Offer may be subject to a 28% backup withholding tax. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

If backup withholding applies, the depositary is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the requisite information is properly provided.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made with respect to Notes tendered or Consents delivered pursuant to the Offer, the holder is required to provide the depositary with either: (i) the holder’s correct TIN by completing the Substitute Form W-9, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person and that (a) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the depositary by the time of payment, the depositary must backup withhold 28% of the payments made to such holder.

What Number to Give the Depositary

The holder is required to give the depositary the TIN (e.g., SSN or employer identification number (“EIN”)) of the registered holder of the Notes. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: Global Bondholder Services Corporation
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name (as shown on your income tax return) Business Name, if different from above Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other
Address

City, state, and ZIP code

	PART 1 — TAXPAYER IDENTIFICATION NUMBER—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. IF AWAITING TIN, WRITE “APPLIED FOR.”	Social Security Number OR Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

PART 3 — Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:	Date: , 2009

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature:	Date: , 2009

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer—Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	GIVE THE NAME AND SOCIAL SECURITY NUMBER OF—	For this type of account:	GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF—
1. Individual	The individual	6. A valid trust, estate, or pension trust	Legal entity(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. Corporation or LLC electing corporate status on Form 8832	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9. Partnership or multi-member LLC	The partnership or LLC

b. The so-called trust account that is not a legal or valid trust under State law	The actual owner(1)	10. A broker or registered nominee	The broker or nominee

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

		12. Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one) but the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an individual taxpayer identification number, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt”

box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt.

Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1)	An organization exempt from tax under section 501(a), or an individual retirement account (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

In order to validly tender Notes and validly deliver the related Consents, a holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Notes and any other required documents to the depositary at the address set forth below or tender through ATOP.

Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or any the other related materials may be directed to the information agent at its telephone number below. A holder of Notes may also contact the dealer manager and solicitation agent at its telephone number set forth below or such holder’s custodian for assistance concerning the Offer.

The Information Agent for the Offer is:

Global Bondholder Services Corporation

65 Broadway, Suite 723

New York, New York 10006

Attention: Corporate Actions

Banks and Brokers: (212) 430-3774

Toll Free: (866) 857-2200

The Dealer Manager and Solicitation Agent for the Offer is:

Citi

390 Greenwich Street

New York, New York 10013

Attention: Liability Management Group

Telephone: (800) 558-3745 (toll-free)